ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) (Tables)	12 Months Ended
Dec. 31, 2021
Disclosure of analysis of other comprehensive income by item [abstract]
Schedule of accumulated other comprehensive income (loss)

US$ MILLIONS	Revaluation Surplus	Foreign Currency Translation	Cash Flow Hedges	Accumulated Other Comprehensive Income
Balance at December 31, 2019	$959	$(437)	$1	$523
Other comprehensive income	118	(105)	3	16
Balance at December 31, 2020	$1,077	$(542)	$4	$539
Other comprehensive income	10	(15)	—	(5)
Other items(1)	(142)	—	—	(142)
Balance at December 31, 2021	$945	$(557)	$4	$392

(1)In relation to the disposition of our smart meters business in the U.K., $142 million of accumulated revaluation surplus (net of tax) was reclassified from accumulated other comprehensive income directly to retained earnings and recorded within Other items on the Consolidated Statements of Equity. Refer to Note 4, Disposition of Businesses, for further details.